UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
August 24, 2005
QUINTANA MARITIME LIMITED
(Exact name of registrant as specified in its charter)

Marshall Islands (State or other jurisdiction of incorporation or organization)	000-51412 (Commission File Number)	98-0453513 (IRS Employer Identification No.)
Quintana Maritime Limited
c/o Quintana Management LLC
Pandoras 13 & Kyprou Street
166 74 Glyfada
Greece
(Address of principal executive office)
011-30-210-898-5056
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
     On August 24, 2005, the Compensation, Nominating & Governance Committee of the Board of Directors of Quintana Maritime Limited (the “Company”) granted awards of phantom stock and restricted stock under the 2005 Stock Incentive Plan to its directors, named executive officers, and other employees and consultants. The grants were awarded half as phantom stock and half as restricted stock and will vest between February 2006 and February 2009. The directors and named executive officers listed below received the following grants:

Name	Position	Shares awarded
Stamatis Molaris	Chief Executive Officer,	110,000
	President, and Director

Nikos Frantzeskakis	Chief Commercial Officer	55,000

Paul J. Cornell	Chief Financial Officer	55,000

Steve Putman	Vice President, General	36,000
	Counsel, and Secretary

Corbin J. Robertson, Jr.	Chairman of the Board	12,000

Corbin J. Robertson III	Director	12,000

Joseph R. Edwards	Director	12,000

Hans J. Mende	Director	12,000

Gurpal Singh Grewal	Director	12,000

S. James Nelson	Director	12,000
All the awards were granted under agreements substantially in the forms attached as exhibits to this Form 8-K.
ITEM 2.02 Results of Operations and Financial Condition
     In accordance with General Instruction B.2. of Form 8-K, the following information and the exhibits referenced therein is being furnished pursuant to Item 2.02 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
     On August 24, 2005, the Company announced via press release its earnings and operating results for the second quarter of 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
ITEM 5.02 Election of Directors; Appointment of Principal Officers
     S. James Nelson was elected as a director of the Company on August 24, 2005. In addition, he was named to the Audit Committee as its Chairman and to the Compensation, Nominating & Governance Committee.
     In addition, Steve Putman, was appointed as Vice President, General Counsel, and Secretary of the Company on August 24, 2005. The Company included the announcement of the additions of Mr. Nelson and Mr. Putman in the press release attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits
10.1	Form of Phantom Stock Grant Agreement.
10.2	Form of Restricted Stock Grant Agreement.
99.1	Press release dated August 24, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUINTANA MARITIME LIMITED
By:	/s/ Steve Putman
Steve Putman
Vice President and General Counsel

Dated: August 25, 2005

EXHIBIT INDEX

Exhibit
Number		Description
10.1	—	Form of Phantom Stock Grant Agreement.
10.2	—	Form of Restricted Stock Grant Agreement.
99.1	—	Press release dated August 24, 2005